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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2010

                                  EPAZZ, Inc.
             (Exact name of Registrant as specified in its charter)

                         Illinois 333-139117 36-4313571

                (State or other     (Commission     (IRS Employer
                 jurisdiction       File Number)     Identification
                     of                                 Number)
                 incorporation)


                        309 W. Washington St. Suite 1225
                               Chicago, IL 60606
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 955-8161

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 2, 2010, the Registrant entered into the Stock Purchase Agreement and related agreements described below under Item 2.01.


Company plans to file an amended 8-k in the near future with additional disclosures.



















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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On or about September 2, 2010, Epazz, Inc. (the "Company", "we" and "us") entered into a Stock Purchase Agreement (the "Purchase Agreement") with Intellisys, Inc., a Wisconsin corporation ("Target Company") and Paul Prahl, an individual and the sole stockholder of the Target Company. The Purchase Agreement consummated the transactions contemplated by the May 4, 2010, non-binding letter of intent (the "Letter of Intent") the Company entered into, to acquire 100% of the outstanding shares of the Target Company. Pursuant to the Purchase Agreement, the Company agreed to purchase 100% of the outstanding shares of the Target Company for an aggregate purchase price of $175,000 (the "Purchase Price"). The Purchase Price was payable as follows:


       (a) The Company paid Mr. Prahl $125,000 in cash (the "Cash Consideration") at the Closing (as defined below) of the Purchase Agreement; and

       (b) The Company provided Mr. Prahl with a 6% Promissory Note in the amount of $50,000 (the "Note"),described in greater detail below.



      Additionally, the Company agreed to assume an aggregate of approximately $53,137.76 in outstanding liabilities of Target Company in connection with the Closing.

      The Purchase Agreement closed on September 30, 2010 ("Closing"), at which time Mr. Prahl delivered to the Company, 85 shares of Intellisys stock, representing 100% of the issued and outstanding shares of Target Company. Also at Closing, the Company delivered the Cash Consideration and the Note to Mr. Prahl. As a result of the Closing, Target Company became wholly-owned subsidiary of the Company.

      The Note bears interest at the rate of six percent (6%) per annum, and all past-due principal and interest (which failure to pay such amounts after a fifteen (15) day cure period, shall be defined herein as an "Event of Default") bear interest at the rate of twelve percent (12%) per annum until paid in full. The Note, however, additionally provides that the Company shall have two additional fifteen (15) day cure periods during the term of the Note resulting in two thirty (30) day cure periods before an Event of Default occurs. The principal amount of the Note is due on September 18, 2015. The Note is payable in monthly installments of the greater of $555.10 (each a "Monthly Payment"), with the first such Monthly Payment due on September 15, 2010, until such time as this Note is paid in full. Provided, however, that if the total amount due under the Note is less than any Monthly Payment, the Company shall only be obligated to pay the remaining balance of the Note. The Note may be prepaid at any time without penalty.

      Additionally, the Company agreed to secure the payment of the Note with a Uniform Commercial Code Security Interest filing, which the Company agreed to file, at Mr. Prahl request, at the Company's expense, to grant Mr. Prahl a security interest over all of the Target Company' tangible and intangible assets, and the outstanding stock of the Target Company until the Note is repaid.



















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                       Intellisys, Inc. Business Overview

Intellisys, Inc. was incorporated under the laws of Wisconsin in January 1, 1993.

      Intellisys' main source of revenue comes from the "Integrated Plant Management and Control Software" product, which it owns.

Intellisys Software

      Intellisys developed the IPMC Software ("IPMC") Integrated Plant Management Control is a software system design for water and wastewater facility management. IPMC is the technology-based strategy for optimizing operations by automatically collecting, managing, organizing and disseminating information for the operations, management, laboratory, maintenance, and engineering functions.

SystemView

      SystemView displays the system processes and lets you control the system in real time. It displays alarms, equipment status, summary accumulated and trend data.
Features
o The Alarm/Event Journal records all alarms and status changes and has the flexibility to query history based on tag names and time ranges
o Smart Server provides communication with process control and automatic collections of data. It is designed to normalize data, accumulate and summarize statistics for the plant management and maintenance systems.
o Rapid application
development tools dramatically reduce system development time. Development tools are included with all applications.

MaintenanceView
MaintenanceView provides the traditional functional functionality of a comprehensive maintenance management system including:
     o   Fixed asset and rotating equipment
     o   Preventive scheduling and predictive reports and charts
     o   Work order management
     o   Inventory and purchasing
     o   Manufacture and vendor records
     o   Parts inventory
Features
     o   Track your maintenance costs by center, department, location, etc.
     o Create customized user interface sorting by location, equipment type, department, cost center, manufacture or vendor.
     o Customized reports using on MS Excel compatible spreadsheets to accommodate your specific needs.




























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ReportView
ReportView provides you with a historic picture of the
operation of your plant through centralized storage of data. Realistic graphics can be constructed to assist the user in managing, accessing and analyzing real-time and manually entered process or laboratory data. The NEW application consists of the data import service -Historic Data and the main application's Display Client, Spreadsheet Client and Chart Client.
Features
o Stores your real-time   and  laboratory  data  in  a  secure  open  database.
o Time-basedcompression  stores process information and manually collected data efficiently.
o Flexible rapid application development tools allow creation of input displays,
  reports   and   charts  and  navigation  menus.
o Using  MS  Excel  compatible spreadsheet,   ReportView   combines  the
  user-friendly features of familiar spreadsheet functions with the security of an expandable database.
o Reporting tools  provide  easy  access  to  retrieve  summarized  or  raw
  data  for  your process-efficiency    and    compliance   reports.
o Creates   2D   and   3D presentations-quality  charts in minutes.
o An efficient decision support system and dashboard development tools for operations, maintenance, management and engineering.

EnergyView
EnergyView  is an automated energy management dashboard tools.
EnergyView provides smart energy metering and power measurement technology to accurately measure, store, track and analyze energy data. The energy metering and submetering systems can link to SCADA or any PC to collect crucial energy data. In addition manual data on other energy sources can be managed as part of the same energy management application. The combination of hardware and software is designed to provide an end-to-end solution from measurement to billing audits. The objective of the EnergyView application is to improve the speed and quality of energy measurement information, so that facility managers will be able to make better management decisions, conserve energy and reduce operating costs.

Features
o Collect usage data manually and automatically
o Normalize energy variables create benchmarking variables
o Provides comparisons of hourly usage to previous days
o Calculates operating cost and savings by day, month and year-to-date
o Forecasts and alarm peak demands
o Send alarms via local annunciation, email or pagers
o Benchmarking
o Local Factor Analysis
o Automate Energy Billing Audit
o Determining Changes in Energy Usage Patterns
o Setting Saving Targets and Tracking Your Progress




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1*   Press Release Announcing COMPLETION OF ACQUISITION

* Filed herewith.


















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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        Epazz, Inc.

Date: October 19, 2010
                                                        By: /s/ Shaun Passley
                                                        Shaun Passley
                                                        Chief Executive Officer





























































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